EXHIBIT 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                  CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
                  SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Lila P. Pfleger, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of American Life Holding Company, Inc. on Form 10-QSB for the fiscal quarter ended March 31, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of American Life Holding Company, Inc.

May 19, 2006                            By: /s/ Lila K. Pfleger
                                            -------------------
                                        Lila K. Pfleger,
                                        President, principal executive officer,
                                        and principal accounting and
                                        financial officer

[A signed original of this written statement required by Section 906 has been provided to American Life Holding Company, Inc.. and will be retained by American Life Holding Company, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]